Exhibit 10.2

Execution Version

ADDITIONAL GRANTOR JOINDER

Security Agreement dated as of June 14, 2018 made by
IPASS, INC.
and the other party thereto from time to time, as Grantors
to and in favor of
FORTRESS CREDIT CORP., FIP UST LP and DBD CREDIT FUNDING LLC as Lenders

(the “Security Agreement”)

Reference is made to the Security Agreement as defined above; capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in, or by reference in, the Security Agreement.

The undersigned hereby agrees that upon delivery of this Additional Grantor Joinder to the Lender referred to above or its successor, the undersigned shall (a) be an Additional Grantor under the Security Agreement, (b) have all the rights and obligations of the Grantors under the Security Agreement as fully and to the same extent as if the undersigned was an original signatory thereto and (c) be deemed to have made the representations and warranties set forth in Section 3 therein as of the date of execution and delivery of this Additional Grantor Joinder and at any future dates that such representations must be restated pursuant to the terms of the Loan Documents. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, THE UNDERSIGNED HEREBY PLEDGES, HYPOTHECATES, DELIVERS AND COLLATERALLY ASSIGNS TO EACH OF THE LENDERS, AND CREATES IN FAVOR OF EACH OF THE LENDERS, A SECURITY INTEREST IN ALL OF THE FOLLOWING PROPERTY IN WHICH THE UNDERSIGNED NOW OR HEREAFTER HAS OR WILL HAVE ANY RIGHT, TITLE OR INTEREST OR HAS THE POWER TO TRANSFER ANY RIGHTS, IN ALL ITS FORMS, IN EACH CASE WHETHER NOW OR HEREAFTER EXISTING, OR HEREAFTER ACQUIRED, CREATED OR ARISING, AND WHEREVER LOCATED (COLLECTIVELY, BUT WITHOUT DUPLICATION, THE “COLLATERAL”):

(a)       all Equipment;

(b)       all Inventory and other Goods;

(c)       all Accounts;

(d)       all General Intangibles, including, without limitation, the U.S. issued patents and patent applications listed on Schedule 5 attached hereto and the U.S. trademark registrations and trademark applications listed on Schedule 6 attached hereto filed or registered in the United States Patent and Trademark Office, the U.S. registered copyrights listed on Schedule 7 attached hereto registered in the United States Copyright Office, the material domain names listed on Schedule 8 attached hereto, and the Foreign Intellectual Property listed on Schedule 9 attached hereto;

(e)       all Fixtures;

(f)       all Documents, Letter-of-Credit Rights, and Chattel Paper;

(g)       all Deposit Accounts;

(h)       all Instruments and Investment Property;

(i)       all Commercial Tort Claims;

(j)       all Supporting Obligations;

(k)       all Money;

(l)       all books, records, ledger cards, files, correspondence, customer lists, blueprints, technical specifications, manuals, computer software, computer printouts, tapes, disks and other electronic storage media and related data processing software and similar items that at any time evidence or contain information relating to any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon; and

(m)       to the extent not otherwise included, all other property of such Grantor and all all Proceeds, products, accessions, rents and profits of any and all of the foregoing.

Notwithstanding the foregoing, the Collateral shall not include Excluded Property.

Attached hereto are supplemental Schedules to the Security Agreement, as applicable.

Each Additional Grantor that is not a party to the Credit Agreement hereby acknowledges receipt from the Grantors of a correct and complete copy of the Credit Agreement and consents to all of the provisions of the Credit Agreement as in effect on the date hereof and agrees that its consent is not required for any amendments, modifications, restatements or waivers of it or any of the provisions thereof.

This Additional Grantor Joinder shall be governed by and construed in accordance with the laws of the State of New York without regard to its rules of conflict of law, except Section 5-1401 of the New York General Obligations Law.

An executed copy of this Joinder shall be delivered to Lender, and Lender may rely on the matters set forth herein on or after the date hereof. This Joinder shall not be modified or amended except in writing signed by Lender and the undersigned or terminated without the prior written consent of Lender.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has caused this Joinder to be executed in the name and on behalf of the undersigned.

PARETEUM CORPORATION

By: /s/Robert H. Turner
Name: Robert H. Turner
Title: Executive Chairman and Principal Executive
Officer

Address: 1185 Avenue of the Americas, 37th Floor
New York, New York 10036

Dated: February 12, 2019

[Signature Page to Joinder to Security Agreement]

Schedule 1

LOCATIONS OF COLLATERAL

Leasing Party	Location of Leased Property
Pareteum Corporation	The United States: 1185 Avenue of the Americas, 37th floor, New York, NY 10036

Schedule 2

LOCATIONS OF GRANTORS

Name of Grantor	Chief Executive Office
Pareteum Corporation	1185 Avenue of the Americas, New York, USA

Schedule 3

NAMES USED BY GRANTORS

•	Pareteum
•	TEUM

Schedule 3(g)

ASSIGNMENT OF CLAIMS ACT

None

Schedule 4

FILING OFFICES

Name of Grantor	Jurisdiction of Organization
Pareteum Corporation	Delaware

Schedule 5

U.S. PATENTS AND PATENT APPLICATIONS

Invention	HGF Ref	Applicant	Status	Country	App. Date	App. No.	Grant Date	Grant No.
Pre-Auth Login System (PALS)	P224322GB	Pareteum Europe B.V.	Granted	United Kingdom	20-Aug-15	1514858.8	17-Jan-18	GB2541449
SIM-free HLR Migration	P208569HK	Pareteum Europe B.V.	Granted	Hong Kong	20-May-15	15104807.8	22-Apr-16	HK1204418
SIM-free HLR Migration	P208569WO	Pareteum Europe B.V.	Nationalised	International	19-Dec-14	PCT/EP2014/078707	--
SIM-free HLR Migration	P208569GB	Pareteum Europe B.V.	Granted	United Kingdom	04-Apr-14	1406169.1	16-Sep-15	GB2517814

Schedule 6

U.S. FEDERAL TRADEMARK REGISTRATIONS AND TRADEMARK
APPLICATIONS

Trade Mark	HGF Ref.	Applicant	Status	Country	AppDate	AppNo	Reg. Date	Reg. No.	Next Renewal	Classes	Journal Ref.
PARETEUM	T240389EP	Pareteum Corporation	Registered	Europe	20-Jun-17	16890725	4-May-18	16890725	20-Jun-27	9,35,37,38,42
PARETEUM	N/A	Pareteum Corp.	Registered	USA	9/25/1982			87382816		42

Schedule 7

REGISTERED COPYRIGHTS

None

Schedule 8

MATERIAL DOMAIN NAMES

•	www.pareteum.com

Schedule 9

MATERIAL FOREIGN INTELLECTUAL PROPERTY

•	See Schedule 5
•	See Schedule 6
•	See appendix to this Schedule titled “Pareteum: Platform systems intellectual property”

Schedule 10

COMMERCIAL TORT CLAIMS

None